Forum Funds
Semper Short Duration Fund

SUPPLEMENT DATED January 21, 2014
TO THE PROSPECTUS DATED April 1, 2013

*** Important Notice Regarding Fund Reorganization ***

Proposed Reorganization. On January 16, 2014, the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) approved, subject to shareholder approval, a proposed reorganization (the “Reorganization”) of the Semper Short Duration Fund (the “Fund”), a series of the Trust, into a newly created series of Advisors Series Trust, the Semper Short Duration Fund (the “New Fund”). Semper Capital Management, L.P. (“Semper”), the investment adviser to the Fund, recommended the Reorganization to the Board. In order to accomplish the Reorganization, the Board voted to submit the Agreement and Plan of Reorganization (the “Plan”) to shareholders of the Fund for their approval. The proposed Reorganization will not result in a change in the investment adviser to the Fund or any change to the Fund's investment objective or strategies. The Fund's principal risks and investment limitations will also be similar and its expenses are not expected to increase as a result of the Reorganization.

The Plan provides for (1) the transfer of the Fund’s assets and stated liabilities to the New Fund in exchange solely for shares of the New Fund; and (2) the Fund to distribute the shares of the New Fund to its shareholders.  Shareholders of the Fund will receive the number of full and fractional shares designated Investor Class shares and Institutional Class shares of the New Fund equal in value to the full and fractional shares designated Investor Shares and Institutional Shares, respectively, held by the shareholders of the Fund prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the Plan. This meeting will occur at the offices of the Trust, Three Canal Plaza, Suite 600, Portland, Maine 04101, on or about March 17, 2014. If approved by shareholders, the Reorganization is scheduled to occur on or about March 28, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE